Exhibit 99.2

Broadcom Inc. Announces Pricing Terms of its Private Exchange Offers

of Certain Outstanding Notes for New Notes

SAN JOSE, Calif. – April 14, 2022 – Broadcom Inc. (Nasdaq: AVGO) (“Broadcom” or the “Company”) announced today the pricing terms of the Company’s new notes due 2037 (the “New Notes”) to be issued in connection with its offers to eligible holders (the “Exchange Offers”) of the Company’s or its subsidiaries’ Existing Notes listed in the table below (the “Existing Notes”) to exchange Existing Notes (subject to, among others, the acceptance priority levels) for consideration consisting of a combination of up to $2,500,000,000 (the “Notes Cap”) aggregate principal amount of the New Notes and a cash payment, the complete terms and conditions of which are set forth in an offering memorandum, dated March 31, 2022 (the “Offering Memorandum”).

As a result of reaching the Notes Cap by the Early Participation Date, no Existing Notes tendered for exchange after the Early Participation Date will be accepted for exchange, regardless of priority level. Existing Notes not accepted for exchange will be returned promptly to the tendering holders in accordance with the Offering Memorandum. Capitalized terms not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

The aggregate principal amount, fixed spread and interest rate of New Notes expected to be issued by the Company is set forth in the table below:

Title of Security	Aggregate Principal Amount Expected to be Issued	Reference U.S. Treasury Security	Fixed Spread (bps)	Interest Rate(1)
4.926% Senior Notes due 2037	$2,500,000,000	1.875% due February 15, 2032	215	4.926%

(1) The interest rate reflects the bid-side yield on the Reference UST Security plus the applicable fixed spread, calculated in accordance with the procedures set forth in the Offering Memorandum. The Reference UST Security with respect to the New Notes had a bid-side yield of 2.776% as of the Pricing Time of the Exchange Offers.

For each $1,000 principal amount of each series of Existing Notes validly tendered and not validly withdrawn as of the Early Participation Date and accepted for exchange by the Company, the following table sets forth the applicable yield and the Total Consideration (subject to rounding and cash in lieu of fractional amounts of New Notes) to be received by Eligible Holders, as priced below:

Offers

CUSIP Numbers	Title of Security	Fixed Spread(bps)	Reference U.S. Treasury Security; Bid Side Yield	Yield(1)	Total Consideration(2)
12673P AJ4 (144A)	4.700% Senior Notes due 3/15/2027, issued by CA, Inc.	155	2.500% due March 31, 2027; 2.732%	4.282%	$1,017.50
11135F AH4 (144A) U1109M AG1 (Reg S) 11135F BD2 (Exch)	5.000% Senior Notes due 4/15/2030, issued by the Company	140	1.875% due February 15, 2032; 2.776%	4.176%	$1,054.07
11135F AB7 (144A) U1109M AB2 (Reg S) 11135F BA8 (Exch)	4.750% Senior Notes due 4/15/2029, issued by the Company	130	1.875% due February 15, 2032; 2.776%	4.076%	$1,039.42
11135F AK7 (144A) U1109M AH9 (Reg S) 11135F AL5 (Exch)	4.110% Senior Notes due 9/15/2028, issued by the Company	120	2.500% due March 31, 2027; 2.732%	3.932%	$1,009.66
11135F AP6 (144A) U1109M AK2 (Reg S) 11135F AQ4 (Exch)	4.150% Senior Notes due 11/15/2030, issued by the Company	140	1.875% due February 15, 2032; 2.776%	4.176%	$998.11
11135F AR2 (144A) U1109M AL0 (Reg S) 11135F AS0 (Exch)	4.300% Senior Notes due 11/15/2032, issued by the Company	165	—	—	—

(1)	The yield reflects the bid-side yield on the Reference UST Security plus the applicable fixed spread, calculated in accordance with the procedures set forth in the Offering Memorandum.
(2)

The Total Consideration includes an Early Participation Payment of $50 (payable in applicable New Notes) for each $1,000 principal amount of each series of Existing Notes validly tendered at or prior to the Early Participation Date and accepted for exchange.

The table below identifies the aggregate principal amount of each series of Existing Notes validly tendered (and not validly withdrawn) in the Exchange Offers as of the Early Participation Date and the principal amount of each series of Existing Notes that the Company expects to accept for exchange on the Early Settlement Date:

Offers

CUSIP Numbers	Title of Security	Principal Amount Outstanding	Acceptance Priority Level(1)	Principal Amount Tendered(2)	Principal Amount Accepted by Broadcom		Early Participant Payment (4)(6)	Total Consideration (5)(6)	Principal Amount of New Notes(6)	Cash Payment (6)
12673P AJ4 (144A)	4.700% Senior Notes due 3/15/2027, issued by CA, Inc.	$265,102,000	1	$49,686,000	$49,686,000		$50	$1,017.50	$1,000	$17.50
11135F AH4 (144A) U1109M AG1 (Reg S) 11135F BD2 (Exch)	5.000% Senior Notes due 4/15/2030, issued by the Company	$1,085,914,000	2	$479,609,000	$479,609,000		$50	$1,054.07	$1,000	$54.07
11135F AB7 (144A) U1109M AB2 (Reg S) 11135F BA8 (Exch)	4.750% Senior Notes due 4/15/2029, issued by the Company	$1,958,001,000	3	$302,581,000	$302,581,000		$50	$1,039.42	$1,000	$39.42
11135F AK7 (144A) U1109M AH9 (Reg S) 11135F AL5 (Exch)	4.110% Senior Notes due 9/15/2028, issued by the Company	$1,965,176,000	4	$847,002,000	$847,002,000		$50	$1,009.66	$1,000	$9.66
11135F AP6 (144A) U1109M AK2 (Reg S) 11135F AQ4 (Exch)	4.150% Senior Notes due 11/15/2030, issued by the Company	$2,679,058,000	5	$1,430,376,000	$823,315,000	(3)	$50	$998.11	$1,000	$0.00
11135F AR2 (144A) U1109M AL0 (Reg S) 11135F AS0 (Exch)	4.300% Senior Notes due 11/15/2032, issued by the Company	$2,000,000,000	6	$1,134,287,000	—		—	—	—	—
Total:				$4,243,541,000	$2,502,193,000

(1)	The Company expects to accept for exchange these Existing Notes in accordance with the acceptance priority levels set forth in this table.
(2)

The aggregate principal amounts of Existing Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on April 13, 2022, based on information provided by the information agent and exchange agent to the Company.

(3)	Pro ration factor of approximately 57.59%.
(4)	For the avoidance of doubt, the $50 per $1,000 Early Participant Payment is included within the Total Consideration and is not in addition to it.
(5)

Does not reflect any accrued and unpaid interest. The Company will pay accrued and unpaid interest on the Existing Notes up to, but excluding, the date on which the exchange of Existing Notes accepted for exchange is settled.

(6)	Per $1,000 principal amount of New Notes.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum. Consummation of the Exchange Offers is subject to a number of conditions.

For each $1,000 principal amount of Existing Notes validly tendered and not validly withdrawn, and accepted for exchange by the Company, Eligible Holders of such Existing Notes will also receive cash payment for accrued and unpaid interest on the applicable series of Existing Notes up to, but excluding, the date on which the exchange of Existing Notes accepted for exchange is settled, as well as a cash payment due in lieu of fractional amounts of New Notes.

The Exchange Offers will expire at 12:00 midnight, New York City time, at the end of April 27, 2022, unless extended or earlier terminated by the Company. In accordance with the terms of the Exchange Offers, the Withdrawal Deadline relating to the Exchange Offers occurred at 5:00 p.m., New York City time, on April 13, 2022. As a result, all Existing Notes that have been validly tendered and not validly withdrawn prior to, and any Existing Notes validly tendered after, the Withdrawal Deadline are irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company will enter into a registration rights agreement with respect to the New Notes. The New Notes will be unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

The Exchange Offers are only made, and copies of the documents relating to the Exchange Offers will only be made available, to a holder of Existing Notes who has certified in an eligibility certification certain matters to the Company, including its status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, a person other than a “U.S. person” as defined in Rule 902 under the Securities Act, or a Canadian “accredited investor” and “permitted client” as defined in National Instrument 45-106—Prospectus Exemptions, Section 73.1(1) of the Securities Act (Ontario) and National Instrument 31-103—Registration Requirements, Exemptions and Ongoing Registrant Obligations. Holders of Existing Notes who desire access to the electronic eligibility form should contact D.F. King & Co., Inc., the information agent (the “Information Agent”) for the Exchange Offers, at (800) 967-7574 (U.S. Toll-free) or (212) 269-5550 (Collect). Holders that wish to receive the Offering Memorandum can certify eligibility on the eligibility website at: http://www.dfking.com/broadcom. In connection with the Exchange Offers, Barclays Capital Inc., BBVA Securities Inc., BNP Paribas Securities Corp., and J.P. Morgan Securities LLC are acting as dealer managers (collectively, the “Dealer Managers”). Questions or requests for assistance in relation to the Exchange Offers may be directed to the Dealer Managers at the addresses and telephone numbers set forth below.

The Dealer Managers

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attn: Liability Management Group

Collect: (212) 528-7581

Toll Free: (800) 438-3242

BBVA Securities Inc.

1345 Avenue of the Americas, 44th Floor

New York, New York 10105

Attn: Liability Management Group

Collect: (212) 728-2446

Toll Free: (800) 422-8692

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, New York 10019

Attn: Liability Management Group

Collect: (212) 841-3059

Toll-Free: (888) 210-4358

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attn: Liability Management Group

Toll-Free: (866) 834-4666

Collect: (212) 834-4045

The Information and Tender Agent

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Attention: Michael Horthman

Banks and Brokers Call Collect: (212) 269-5550

All Others, Please Call Toll-Free: (800) 967-7574

This news release does not constitute an offer or an invitation by the Company to participate in the Exchange Offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction. None of Broadcom, the Information Agent or the Dealer Managers makes any recommendation as to whether any eligible holders should participate in the applicable Exchange Offer, and no one has been authorized by any of them to make such a recommendation. Eligible holders must make their own decisions as to whether to exchange their Existing Notes, and if so, the principal amount of such Existing Notes to be exchanged.

About Broadcom Inc.

Broadcom Inc. (NASDAQ: AVGO) is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance, and other statements identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: the COVID-19 pandemic, which has disrupted, and will likely continue to disrupt, normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; government regulations and administrative proceedings, trade restrictions and trade tensions; global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; global political and economic conditions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; the amount and frequency of our share repurchase program; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; involvement in legal proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Broadcom Inc.

Ji Yoo

Investor Relations

408-433-8000

investor.relations@broadcom.com